SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin New York Tax-Free Trust covers the period ended December 31, 1999.

BOND MARKET OVERVIEW

During the 12 months under review, U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.10% at the beginning of the reporting period, to 6.48% on December 31, 1999. For the same period, the 30-year Treasury bond price dropped 19.9%, as bond prices and yields move in opposite directions so that as yields rise, bond prices fall. Concerned about domestic inflationary tendencies, the Federal Reserve Board (the Fed) raised the federal funds target rate from 4.75% to 5.50% in three incremental steps during the reporting period.

The economy's direction and its effect on inflationary pressures will contribute to the level of volatility that impacts bond markets in the near future. During the period under review, many investors reacted swiftly to new releases of economic data or Fed announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing, and we find that recent market fluctuations afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolios' overall structures.

CONTENTS

Shareholder Letter ........................................................    1

Special Feature: Uncovering Tax-Free Opportunities ........................    4

Fund Reports

 Franklin New York Insured Tax-Free Income Fund ...........................    9

 Franklin New York Intermediate-Term Tax-Free Income Fund .................   15

 Franklin New York Tax-Exempt Money Fund ..................................   20

Municipal Bond Ratings ....................................................   23

Financial Highlights & Statement of Investments ...........................   26

Financial Statements ......................................................   39

Notes to Financial Statements .............................................   44

Independent Auditors' Report ..............................................   49

Tax Information ...........................................................   50


[PYRAMID GRAPH]

NEW YORK UPDATE

In New York, Standard & Poor's(R), an independent credit rating agency, raised the state's general obligation and appropriation-backed bond ratings to A+.(1) The upgrade reflects fundamental changes in fiscal discipline and management, as evidenced by improving reserves and controlled spending during a period of revenue growth; slow but steady economic growth through which the state regained pre-recession employment levels; and some marginal success in reducing the pace of borrowings. In the short term, the state is well-situated due to the health of its economy, having recently completed four years of strong financial performance. In fiscal 1997 through 1999, the state finished the years with surpluses ranging from $1.4 billion to $2.1 billion and is expecting another surplus for fiscal 2000.(2) However, New York is projecting budget shortfalls of $1.2 billion and $5.5 billion for fiscal 2001 and 2002, respectively.(3)

Another long-term risk for New York's economy is the state's high debt level. During fiscal 1999, the state's net tax-supported debt level reached $36.9 billion, yielding a debt per capita of $2,036, ranking New York fourth highest in the nation.(2) Although the state's debt level is high, the credit outlook is stable, given satisfactory economic performance, the ability to manage potential spending pressures, and the continuance of fiscally responsible actions.(1)

Municipal bond funds provide an opportunity to diversify risk in investors' portfolios and continue to be an attractive investment for those seeking tax-free income. Such an investment offers a taxable equivalent yield that can be hard to match for a taxable investment with the same relative level of risk.



1. Source: Standard and Poor's, CreditWire, 10/99. This does not indicate Standard and Poor's rating of the fund.

2. Source: Moody's Investors Service, 10/99.

3. Source: Moody's Investors Service, 12/99.

We encourage you to discuss your financial goals with an investment representative. Mutual funds offer a level of diversification that is difficult for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(4) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

4. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


UNCOVERING TAX-FREE OPPORTUNITIES

[CIRCULAR GRAPHIC SPECIAL FEATURE]

[PHOTOGRAPH OF RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Director of Franklin's Municipal Research Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities, at temporarily depressed prices. Generally, we concentrate on investment grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $45 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

This page is not part of the shareholder report.


Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from independent credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the credit quality of our funds' portfolios. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.


2. Ratings can change.


This page is not part of the shareholder report.

WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.


Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue to enhance its appeal to our distinct standards.

Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three independent rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

This page is not part of the shareholder report.


External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

[PHOTOGRAPH]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.


This page is not part of the shareholder report.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


This page is not part of the shareholder report.


FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1),
(2)

During the 12 months under review, the yield on the benchmark 30-year Treasury bond steadily increased, from 5.10% at the start of the reporting period, to 6.48% on December 31, 1999. While generally negative for municipal securities prices, the rise in interest rates presented us with opportunities to book tax losses by selling lower yielding securities, and reinvesting the proceeds at current higher rates. These losses helped offset any potential capital gains in the portfolio, possibly lowering shareholder tax liabilities, and can be carried forward for several years. Our ability to reinvest proceeds from called bonds into securities with higher yields helped to protect the level of the fund's dividend payments. This environment also presented opportunities to improve the portfolio's call protection, which we will continue to pursue.



1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the market value of the insured security, the value of the fund's shares, or the fund's distributions. Shares of the fund are not insured. No representation is made as to the ability of any insurer to meet its obligation to the fund if called upon to do so.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 28 of this report.


PORTFOLIO BREAKDOWN

Franklin New York Insured
Tax-Free Income Fund
12/31/99

                                                % OF TOTAL
                                                LONG-TERM
SECTOR                                         INVESTMENTS
-----                                          -----------
Utilities                                          22.2%

Transportation                                     17.2%

Prerefunded                                        13.4%

Hospital & Health Care                             12.8%

Higher Education                                   11.6%

Other Revenue                                       9.9%

General Obligation                                  9.3%

Subject to Government Appropriation                 2.6%

Housing                                             1.0%

For the 12 months ended December 31, 1999, Franklin New York Insured Tax-Free Income Fund - Class A share price was down 8.03%. Compared with the broader fixed income market, however, the fund performed quite well. Over the same period, the 30-year Treasury bond price fell 19.9%, while the Lehman Brothers Municipal Bond Index, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.2%.(3)

The fund sold a number of prerefunded securities over the course of the reporting period. In managing our prerefunded security exposure, we typically look to sell such bonds with approximately five years remaining to their call date. In doing so, the fund was able to capture a premium on the prerefunded bonds and use the proceeds to invest in current coupon bonds, thus extending the fund's call protection, preserving the fund's income stream and helping to stabilize the fund's share price.

The fund maintained broad sector diversification during the year by purchasing bonds over many different sectors. On December 31, 1999, utilities was the fund's largest sector weighting, making up 22.2% of total long-term investments, followed by transportation with 17.2%. Insured bonds offered some of the best values during the period, as credit spreads in New York did not typically pay investors for taking on the additional credit risk of a lower-rated security. Significant purchases over the year included New York State Dormitory Authority Revenue, Metropolitan Transportation Authority Transportation Facilities Revenue and New York City Municipal Water Finance Authority Water and Sewer System Revenue.

Going forward, the fund will look to take advantage of the recent interest-rate environment, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the fund, the municipal market and New York remains positive. We expect the supply of New York municipal securities to remain stable into the year 2000, and this, coupled with a continued strong demand for New York bonds, should continue to make such bonds attractive investments for investors seeking tax-free income.



3. Source: Lehman Brothers(R). Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/99 - 12/31/99

                                              DIVIDEND PER SHARE
                                          -------------------------
MONTH                                       CLASS A        CLASS C
-----                                     ----------    -----------
January                                    4.7 cents     4.41 cents

February                                   4.7 cents     4.41 cents

March                                      4.6 cents     3.86 cents

April                                      4.6 cents     3.86 cents

May                                        4.6 cents     3.86 cents

June                                       4.6 cents     3.95 cents

July                                       4.6 cents     3.95 cents

August                                     4.6 cents     3.95 cents

September                                  4.6 cents     4.03 cents

October                                    4.6 cents     4.03 cents

November                                   4.6 cents     4.03 cents

December                                   4.7 cents     4.21 cents
                                          ----------    -----------
TOTAL                                     55.5 CENTS    48.55 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY
AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return              -3.31%
Net Asset Value (NAV)              (12/31/99) $10.77          (12/31/98) $11.71
Change in NAV                      -$0.94

Distributions (1/1/99-12/31/99)    Dividend Income            $0.555
                                   Long-Term Capital Gain     $0.004
                                   ----------------------     ------
                                   Total                      $0.559

CLASS C
One-Year Total Return              -3.87%
Net Asset Value (NAV)              (12/31/99) $10.88          (12/31/98) $11.82
Change in NAV                      -$0.94

Distributions (1/1/99-12/31/99)    Dividend Income            $0.4855
                                   Long-Term Capital Gain     $0.0040
                                   ----------------------     -------
                                   Total                      $0.4895

Franklin New York Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.4 cents ($0.004) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


CLASS A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99

                                                             INCEPTION
CLASS A                               1-YEAR      5-YEAR     (5/1/91)
-------                               ------      ------     --------
Cumulative Total Return(1)            -3.31%      +37.63%     +69.02%

Average Annual Total Return(2)        -7.42%       +5.68%      +5.71%

                                                             INCEPTION
CLASS C                               1-YEAR      3-YEAR     (5/1/95)
-------                               ------      ------     --------
Cumulative Total Return(1)            -3.87%      +9.73%      +24.15%

Average Annual Total Return(2)        -5.75%      +2.81%       +4.51%

SHARE CLASS                                       A        C
-----------                                     -----    -----
Distribution Rate(3)                            5.01%    4.60%

Taxable Equivalent Distribution Rate(4)         9.24%    8.48%

30-Day Standardized Yield(5)                    4.58%    4.19%

Taxable Equivalent Yield(4)                     8.45%    7.73%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on December 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New York state and City personal income tax bracket of 45.77%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
-------
1-Year                             -7.42%

5-Year                             +5.68%

Since Inception (5/1/91)           +5.71%

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS C
-------
1-Year                             -5.75%

3-Year                             +2.81%

Since Inception (5/1/95)           +4.51%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



The following line graph compares the performance of Franklin New York Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/91 to 12/31/99.


                 Franklin New York Insured             Lehman Brothers               CPI*
               Tax-Free Income Fund-Class A         Municipal Bond Index*
               ----------------------------        -----------------------           -------
05/01/1991           $9,579                        $10,000                           $10,000
05/31/1991           $9,588           0.89%        $10,089           0.30%           $10,030
06/30/1991           $9,559          -0.10%        $10,079           0.29%           $10,059
07/31/1991           $9,722           1.22%        $10,202           0.15%           $10,074
08/31/1991           $9,866           1.32%        $10,337           0.29%           $10,103
09/30/1991           $9,976           1.30%        $10,471           0.44%           $10,148
10/31/1991          $10,058           0.90%        $10,565           0.15%           $10,163
11/30/1991          $10,043           0.28%        $10,595           0.29%           $10,193
12/31/1991          $10,234           2.15%        $10,823           0.07%           $10,200
01/31/1992          $10,307           0.23%        $10,847           0.15%           $10,215
02/29/1992          $10,322           0.03%        $10,851           0.36%           $10,252
03/31/1992          $10,347           0.03%        $10,854           0.51%           $10,304
04/30/1992          $10,438           0.89%        $10,951           0.14%           $10,318
05/31/1992          $10,590           1.18%        $11,080           0.14%           $10,333
06/30/1992          $10,743           1.68%        $11,266           0.36%           $10,370
07/31/1992          $11,149           3.00%        $11,604           0.21%           $10,392
08/31/1992          $10,968          -0.97%        $11,491           0.28%           $10,421
09/30/1992          $10,981           0.65%        $11,566           0.28%           $10,450
10/31/1992          $10,768          -0.98%        $11,453           0.35%           $10,487
11/30/1992          $11,058           1.79%        $11,658           0.14%           $10,501
12/31/1992          $11,215           1.02%        $11,777          -0.07%           $10,494
01/31/1993          $11,362           1.16%        $11,913           0.49%           $10,545
02/28/1993          $11,698           3.62%        $12,344           0.35%           $10,582
03/31/1993          $11,700          -1.06%        $12,214           0.35%           $10,619
04/30/1993          $11,787           1.01%        $12,337           0.28%           $10,649
05/31/1993          $11,828           0.56%        $12,406           0.14%           $10,664
06/30/1993          $12,029           1.67%        $12,613           0.14%           $10,679
07/31/1993          $12,060           0.13%        $12,630           0.00%           $10,679
08/31/1993          $12,284           2.08%        $12,892           0.28%           $10,709
09/30/1993          $12,531           1.14%        $13,039           0.21%           $10,731
10/31/1993          $12,583           0.19%        $13,064           0.41%           $10,775
11/30/1993          $12,496          -0.88%        $12,949           0.07%           $10,783
12/31/1993          $12,789           2.11%        $13,222           0.00%           $10,783
01/31/1994          $12,920           1.14%        $13,373           0.27%           $10,812
02/28/1994          $12,533          -2.59%        $13,027           0.34%           $10,849
03/31/1994          $11,912          -4.07%        $12,496           0.34%           $10,886
04/30/1994          $12,011           0.85%        $12,603           0.14%           $10,901
05/31/1994          $12,155           0.87%        $12,712           0.07%           $10,909
06/30/1994          $12,007          -0.61%        $12,635           0.34%           $10,946
07/31/1994          $12,254           1.83%        $12,866           0.27%           $10,975
08/31/1994          $12,264           0.35%        $12,911           0.40%           $11,019
09/30/1994          $12,036          -1.47%        $12,721           0.27%           $11,049
10/31/1994          $11,737          -1.78%        $12,495           0.07%           $11,057
11/30/1994          $11,382          -1.81%        $12,269           0.13%           $11,071
12/31/1994          $11,750           2.20%        $12,539           0.00%           $11,071
01/31/1995          $12,189           2.86%        $12,897           0.40%           $11,115
02/28/1995          $12,618           2.91%        $13,272           0.40%           $11,160
03/31/1995          $12,769           1.15%        $13,425           0.33%           $11,197
04/30/1995          $12,778           0.12%        $13,441           0.33%           $11,233
05/31/1995          $13,178           3.19%        $13,870           0.20%           $11,256
06/30/1995          $13,046          -0.87%        $13,749           0.20%           $11,278
07/31/1995          $13,105           0.95%        $13,880           0.00%           $11,278
08/31/1995          $13,248           1.27%        $14,056           0.26%           $11,308
09/30/1995          $13,318           0.63%        $14,145           0.20%           $11,330
10/30/1995          $13,558           1.45%        $14,350           0.33%           $11,368
11/30/1995          $13,775           1.66%        $14,588          -0.07%           $11,360
12/31/1995          $13,920           0.96%        $14,728          -0.07%           $11,352
01/31/1996          $14,017           0.76%        $14,840           0.59%           $11,419
02/29/1996          $13,917          -0.68%        $14,739           0.32%           $11,455
03/31/1996          $13,744          -1.28%        $14,550           0.52%           $11,515
04/30/1996          $13,693          -0.28%        $14,510           0.39%           $11,560
05/31/1996          $13,704          -0.04%        $14,504           0.19%           $11,582
06/30/1996          $13,853           1.09%        $14,662           0.06%           $11,589
07/31/1996          $13,952           0.90%        $14,794           0.19%           $11,611
08/31/1996          $13,962          -0.02%        $14,791           0.19%           $11,633
09/30/1996          $14,176           1.40%        $14,998           0.32%           $11,670
10/31/1996          $14,315           1.13%        $15,168           0.32%           $11,707
11/30/1996          $14,582           1.83%        $15,445           0.19%           $11,730
12/31/1996          $14,517          -0.42%        $15,380           0.00%           $11,730
01/31/1997          $14,490           0.19%        $15,410           0.32%           $11,767
02/28/1997          $14,604           0.92%        $15,551           0.31%           $11,804
03/31/1997          $14,434          -1.33%        $15,344           0.25%           $11,833
04/30/1997          $14,563           0.84%        $15,473           0.12%           $11,847
05/31/1997          $14,759           1.51%        $15,707          -0.06%           $11,840
06/30/1997          $14,915           1.07%        $15,875           0.12%           $11,855
07/31/1997          $15,336           2.77%        $16,315           0.12%           $11,869
08/31/1997          $15,162          -0.94%        $16,161           0.19%           $11,891
09/30/1997          $15,320           1.19%        $16,354           0.25%           $11,921
10/31/1997          $15,453           0.64%        $16,458           0.25%           $11,951
11/30/1997          $15,533           0.59%        $16,556          -0.06%           $11,944
12/31/1997          $15,788           1.46%        $16,797          -0.12%           $11,929
01/31/1998          $15,894           1.03%        $16,970           0.19%           $11,952
02/28/1998          $15,893           0.03%        $16,975           0.19%           $11,975
03/31/1998          $15,932           0.09%        $16,991           0.19%           $11,997
04/30/1998          $15,832          -0.45%        $16,914           0.18%           $12,019
05/31/1998          $16,117           1.58%        $17,181           0.18%           $12,041
06/30/1998          $16,196           0.39%        $17,248           0.12%           $12,055
07/31/1998          $16,219           0.25%        $17,292           0.12%           $12,070
08/31/1998          $16,439           1.55%        $17,560           0.12%           $12,084
09/30/1998          $16,630           1.25%        $17,779           0.12%           $12,099
10/31/1998          $16,640           0.00%        $17,779           0.24%           $12,128
11/30/1998          $16,707           0.35%        $17,841           0.00%           $12,128
12/31/1998          $16,726           0.25%        $17,886          -0.06%           $12,120
01/31/1999          $16,879           1.19%        $18,099           0.24%           $12,149
02/28/1999          $16,832          -0.44%        $18,019           0.12%           $12,164
03/31/1999          $16,855           0.14%        $18,044           0.30%           $12,200
04/30/1999          $16,878           0.25%        $18,089           0.73%           $12,290
05/31/1999          $16,785          -0.58%        $17,984           0.00%           $12,290
06/30/1999          $16,574          -1.44%        $17,726           0.00%           $12,290
07/31/1999          $16,583           0.36%        $17,789           0.30%           $12,326
08/31/1999          $16,415          -0.80%        $17,647           0.24%           $12,356
09/30/1999          $16,365           0.04%        $17,654           0.48%           $12,415
10/31/1999          $16,137          -1.08%        $17,463           0.18%           $12,438
11/30/1999          $16,295           1.06%        $17,649           0.06%           $12,445
12/31/1999          $16,190          -0.75%        $17,516           0.00%           $12,445

Totals                61.90%                         75.16%                            24.45%

*Source: Standard and Poor's Micropal.


The following line graph compares the performance of Franklin New York Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 12/31/99.

                       Franklin New York               Lehman Brothers            CPI*
                    Insured Tax-Free Income            Municipal Bond
                          Fund-Class C                 Index*
                    -----------------------            ---------------            ------
05/01/1995                $9,900                       10,000                     10,000
05/31/1995               $10,212         3.19%         10,319       0.20%         10,020
06/30/1995               $10,114        -0.87%         10,229       0.20%         10,040
07/31/1995               $10,162         0.95%         10,326       0.00%         10,040
08/31/1995               $10,277         1.27%         10,458       0.26%         10,066
09/30/1995               $10,326         0.63%         10,523       0.20%         10,086
10/30/1995               $10,505         1.45%         10,676       0.33%         10,120
11/30/1995               $10,676         1.66%         10,853      -0.07%         10,112
12/31/1995               $10,773         0.96%         10,957      -0.07%         10,105
01/31/1996               $10,851         0.76%         11,041       0.59%         10,165
02/29/1996               $10,770        -0.68%         10,966       0.32%         10,198
03/31/1996               $10,631        -1.28%         10,825       0.52%         10,251
04/30/1996               $10,587        -0.28%         10,795       0.39%         10,291
05/31/1996               $10,590        -0.04%         10,791       0.19%         10,310
06/30/1996               $10,699         1.09%         10,908       0.06%         10,316
07/31/1996               $10,777         0.90%         11,006       0.19%         10,336
08/31/1996               $10,778        -0.02%         11,004       0.19%         10,356
09/30/1996               $10,944         1.40%         11,158       0.32%         10,389
10/31/1996               $11,035         1.13%         11,284       0.32%         10,422
11/30/1996               $11,234         1.83%         11,491       0.19%         10,442
12/31/1996               $11,189        -0.42%         11,443       0.00%         10,442
01/31/1997               $11,163         0.19%         11,466       0.32%         10,475
02/28/1997               $11,245         0.92%         11,571       0.31%         10,508
03/31/1997               $11,109        -1.33%         11,417       0.25%         10,534
04/30/1997               $11,203         0.84%         11,513       0.12%         10,547
05/31/1997               $11,356         1.51%         11,687      -0.06%         10,540
06/30/1997               $11,470         1.07%         11,812       0.12%         10,553
07/31/1997               $11,786         2.77%         12,139       0.12%         10,565
08/31/1997               $11,648        -0.94%         12,025       0.19%         10,586
09/30/1997               $11,763         1.19%         12,168       0.25%         10,612
10/31/1997               $11,859         0.64%         12,246       0.25%         10,639
11/30/1997               $11,913         0.59%         12,318      -0.06%         10,632
12/31/1997               $12,102         1.46%         12,498      -0.12%         10,619
01/31/1998               $12,188         1.03%         12,627       0.19%         10,640
02/28/1998               $12,181         0.03%         12,631       0.19%         10,660
03/31/1998               $12,216         0.09%         12,642       0.19%         10,680
04/30/1998               $12,134        -0.45%         12,585       0.18%         10,699
05/31/1998               $12,344         1.58%         12,784       0.18%         10,719
06/30/1998               $12,398         0.39%         12,834       0.12%         10,731
07/31/1998               $12,410         0.25%         12,866       0.12%         10,744
08/31/1998               $12,581         1.55%         13,065       0.12%         10,757
09/30/1998               $12,710         1.25%         13,229       0.12%         10,770
10/31/1998               $12,714         0.00%         13,229       0.24%         10,796
11/30/1998               $12,761         0.35%         13,275       0.00%         10,796
12/31/1998               $12,773         0.25%         13,308      -0.06%         10,789
01/31/1999               $12,875         1.19%         13,466       0.24%         10,815
02/28/1999               $12,836        -0.44%         13,407       0.12%         10,828
03/31/1999               $12,856         0.14%         13,426       0.30%         10,861
04/30/1999               $12,865         0.25%         13,459       0.73%         10,940
05/31/1999               $12,787        -0.58%         13,381       0.00%         10,940
06/30/1999               $12,621        -1.44%         13,189       0.00%         10,940
07/31/1999               $12,620         0.36%         13,236       0.30%         10,973
08/31/1999               $12,487         0.80%         13,130       0.24%         10,999
09/30/1999               $12,443         0.04%         13,136       0.48%         11,052
10/31/1999               $12,276        -1.08%         12,994       0.18%         11,072
11/30/1999               $12,388         1.06%         13,131       0.06%         11,079
12/31/1999               $12,291        -0.75%         13,033       0.00%         11,079

Total                      22.91%                       30.33%                     10.79%

*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN NEW YORK
INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.(1)

Generally rising interest rates, such as those during the year under review, presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the 12 months ended December 31, 1999, Franklin New York Intermediate-Term Tax-Free Income Fund - Class A share price was down 6.4%. Compared to the broader fixed income market, however, the fund performed quite well. Over the same period, the 10-year Treasury bond price fell 13.1%, while the Lehman Brothers Muni 10-Year Index, a reasonable proxy for the type of securities in the fund's portfolio, was off 6.9%.(2)

[PIECHART]

CREDIT QUALITY BREAKDOWN
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments*
12/31/99

AAA                         30.2%
AA                           1.4%
A                           37.3%
BBB                         31.1%

*Quality breakdowns may include internal ratings for bonds not rated by a national rating agency.


1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Lehman Brothers. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term Tax-Free Income Fund 12/31/99

                                                         % OF TOTAL
                                                          LONG-TERM
SECTOR                                                   INVESTMENTS
------                                                   -----------
Subject to Government Appropriation                         27.3%

General Obligation                                          20.0%

Hospital & Health Care                                      15.2%

Utilities                                                    8.9%

Other Revenue                                                7.4%

Prerefunded                                                  7.0%

Tax-Supported Debt                                           5.8%

Transportation                                               5.4%

Housing                                                      3.0%

The rise in interest rates over the reporting period also presented us with several opportunities to increase the fund's income-earning potential, enhance its overall structure as well as improve the fund's call protection. Our ability to reinvest proceeds from called bonds into securities with higher yields helped to protect the dividend payment, and was a contributing factor to raising the fund's dividends in September and December.

The majority of the purchases made during the year were higher-rated or insured securities, which improved the fund's overall credit profile. This mainly resulted from credit spreads in New York, which typically did not pay investors for taking on the additional credit risk of lower-rated securities. On December 31, 1999, 31.6% of total long-term investments were AAA and AA, the two highest credit ratings.

The fund continued to pursue high, current tax-free income while maintaining a relatively stable share price. As of the end of the period, the fund had 57 positions with an average coupon of slightly more than 5.73%, an average maturity of 8.6 years and weighted average life to first call of 6.29 years. The fund maintained broad sector diversification during the year by purchasing bonds over many different sectors. On December 31, 1999, bonds subject to government appropriation was the fund's largest sector weighting, making up 27.3% of total long-term investments, followed by general obligation bonds with 20.0%. Some of the fund's purchases over the year included bonds issued by the following: New York State Dormitory Authority Revenue, Metropolitan Transportation Authority Transportation Facilities Revenue and New York State Urban Development Corporation Revenue.

Additionally, we were able to book tax losses by selling lower-yielding securities, and then reinvesting the proceeds at current, higher rates. These losses helped to offset any potential capital gains in the portfolio, possibly lowering shareholders' tax liabilities, and can be carried forward for several years.

Going forward, the fund will look to take advantage of the recent interest-rate environment, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the fund, the municipal market and New York remains positive. We expect the supply of New York municipal securities to remain stable into the year 2000, and this, coupled with a continued strong demand for New York bonds, should continue to make such bonds attractive investments for investors seeking tax-free income.


DIVIDEND DISTRIBUTIONS*

Franklin New York Intermediate-Term Tax-Free Income Fund - Class A 1/1/99 - 12/31/99

                                              DIVIDEND
MONTH                                         PER SHARE
-----                                        -----------
January                                       4.30 cents

February                                      4.30 cents

March                                         4.15 cents

April                                         4.15 cents

May                                           4.15 cents

June                                          4.15 cents

July                                          4.15 cents

August                                        4.15 cents

September                                     4.30 cents

October                                       4.30 cents

November                                      4.30 cents

December                                      4.40 cents
                                             -----------
TOTAL                                        50.80 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

ONE-YEAR PERFORMANCE SUMMARY AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return              -1.69%
Net Asset Value (NAV)              (12/31/99) $10.08      (12/31/98) $10.77
Change in NAV                      -$0.69

Distributions (1/1/99-12/31/99)    Dividend Income        $0.508

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99

                                                                        INCEPTION
CLASS A                                            1-YEAR     5-YEAR    (9/21/92)
-------                                            ------     ------    ---------
Cumulative Total Return(1)                         -1.69%    +36.19%      +45.32%

Average Annual Total Return(2)                     -3.92%     +5.89%       +4.94%

Distribution Rate(3)                       5.12%

Taxable Equivalent Distribution Rate(4)    9.44%

30-Day Standardized Yield(5)               4.73%

Taxable Equivalent Yield(4)                8.72%

CLASS A (formerly Class I): Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and the yield for the period would have been 4.36%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $10.31 per share on December 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New York state and City personal income tax bracket of 45.77%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index
(CPI).

The following line graph compares the performance of Franklin New York Intermediate-Term Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Muni 10-Year Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/21/92 to 12/31/99.

                    Franklin New York          Lehman Brothers Muni        CPI*
               Intermediate-Term Tax-Free      10-Year Bond Index*
                      Income Fund
09/23/1992       $9,775                        $10,000                     $10,000
09/30/1992       $9,785              0.19%     $10,019          0.07%      $10,007
10/31/1992       $9,765             -1.02%      $9,917          0.35%      $10,042
11/30/1992       $9,892              1.83%     $10,099          0.14%      $10,056
12/31/1992       $9,980              1.16%     $10,216         -0.07%      $10,049
01/31/1993      $10,055              1.68%     $10,387          0.49%      $10,098
02/28/1993      $10,316              3.66%     $10,768          0.35%      $10,133
03/31/1993      $10,312             -1.46%     $10,610          0.35%      $10,169
04/30/1993      $10,378              0.95%     $10,711          0.28%      $10,197
05/31/1993      $10,413              0.35%     $10,749          0.14%      $10,211
06/30/1993      $10,489              1.97%     $10,960          0.14%      $10,226
07/31/1993      $10,506              0.25%     $10,988          0.00%      $10,226
08/31/1993      $10,683              2.07%     $11,215          0.28%      $10,254
09/30/1993      $10,800              1.23%     $11,353          0.21%      $10,276
10/31/1993      $10,845              0.16%     $11,371          0.41%      $10,318
11/30/1993      $10,695             -0.82%     $11,278          0.07%      $10,325
12/31/1993      $10,997              2.13%     $11,518          0.00%      $10,325
01/31/1994      $11,135              1.23%     $11,660          0.27%      $10,353
02/28/1994      $10,901             -2.74%     $11,341          0.34%      $10,388
03/31/1994      $10,458             -3.82%     $10,907          0.34%      $10,424
04/30/1994      $10,556              1.10%     $11,027          0.14%      $10,438
05/31/1994      $10,665              0.80%     $11,116          0.07%      $10,445
06/30/1994      $10,648             -0.43%     $11,068          0.34%      $10,481
07/31/1994      $10,821              1.68%     $11,254          0.27%      $10,509
08/31/1994      $10,857              0.39%     $11,298          0.40%      $10,551
09/30/1994      $10,659             -1.34%     $11,146          0.27%      $10,580
10/31/1994      $10,427              1.46%     $10,983          0.07%      $10,587
11/30/1994      $10,228             -1.89%     $10,776          0.13%      $10,601
12/31/1994      $10,415              1.80%     $10,970          0.00%      $10,601
01/31/1995      $10,593              2.59%     $11,254          0.40%      $10,643
02/28/1995      $10,881              2.83%     $11,572          0.40%      $10,686
03/31/1995      $10,951              1.35%     $11,729          0.33%      $10,721
04/30/1995      $10,968              0.12%     $11,743          0.33%      $10,757
05/31/1995      $11,285              3.17%     $12,115          0.20%      $10,778
06/30/1995      $11,214             -0.62%     $12,040          0.20%      $10,800
07/31/1995      $11,343              1.47%     $12,217          0.00%      $10,800
08/31/1995      $11,507              1.36%     $12,383          0.26%      $10,828
09/30/1995      $11,547              0.64%     $12,462          0.20%      $10,849
10/30/1995      $11,712              1.15%     $12,606          0.33%      $10,885
11/30/1995      $11,844              1.34%     $12,775         -0.07%      $10,878
12/31/1995      $11,908              0.61%     $12,852         -0.07%      $10,870
01/31/1996      $11,984              1.01%     $12,982          0.59%      $10,934
02/29/1996      $11,899             -0.41%     $12,929          0.32%      $10,969
03/31/1996      $11,802             -1.24%     $12,769          0.52%      $11,026
04/30/1996      $11,797             -0.35%     $12,724          0.39%      $11,069
05/31/1996      $11,769             -0.28%     $12,688          0.19%      $11,090
06/30/1996      $11,882              0.95%     $12,809          0.06%      $11,097
07/31/1996      $11,995              0.96%     $12,932          0.19%      $11,118
08/31/1996      $11,978              0.00%     $12,932          0.19%      $11,139
09/30/1996      $12,139              1.03%     $13,065          0.32%      $11,175
10/31/1996      $12,254              1.26%     $13,230          0.32%      $11,210
11/30/1996      $12,453              2.02%     $13,497          0.19%      $11,232
12/31/1996      $12,424             -0.45%     $13,436          0.00%      $11,232
01/31/1997      $12,468              0.39%     $13,489          0.32%      $11,268
02/28/1997      $12,584              0.94%     $13,615          0.31%      $11,303
03/31/1997      $12,457             -1.34%     $13,433          0.25%      $11,331
04/30/1997      $12,562              0.74%     $13,532          0.12%      $11,344
05/31/1997      $12,718              1.42%     $13,725         -0.06%      $11,338
06/30/1997      $12,836              1.10%     $13,875          0.12%      $11,351
07/31/1997      $13,154              2.81%     $14,265          0.12%      $11,365
08/31/1997      $13,074             -0.97%     $14,127          0.19%      $11,386
09/30/1997      $13,219              1.27%     $14,306          0.25%      $11,415
10/31/1997      $13,303              0.53%     $14,382          0.25%      $11,443
11/30/1997      $13,374              0.46%     $14,448         -0.06%      $11,437
12/31/1997      $13,533              1.58%     $14,677         -0.12%      $11,423
01/31/1998      $13,656              1.11%     $14,840          0.19%      $11,445
02/28/1998      $13,676             -0.01%     $14,838          0.19%      $11,466
03/31/1998      $13,684             -0.07%     $14,828          0.19%      $11,488
04/30/1998      $13,625             -0.55%     $14,746          0.18%      $11,509
05/31/1998      $13,852              1.70%     $14,997          0.18%      $11,530
06/30/1998      $13,924              0.37%     $15,052          0.12%      $11,543
07/31/1998      $13,930              0.16%     $15,076          0.12%      $11,557
08/31/1998      $14,148              1.74%     $15,339          0.12%      $11,571
09/30/1998      $14,299              1.49%     $15,567          0.12%      $11,585
10/31/1998      $14,316              0.04%     $15,574          0.24%      $11,613
11/30/1998      $14,374              0.30%     $15,620          0.00%      $11,613
12/31/1998      $14,431              0.31%     $15,669         -0.06%      $11,606
01/31/1999      $14,637              1.53%     $15,908          0.24%      $11,634
02/28/1999      $14,546             -0.90%     $15,765          0.12%      $11,648
03/31/1999      $14,548             -0.05%     $15,757          0.30%      $11,683
04/30/1999      $14,591              0.27%     $15,800          0.73%      $11,768
05/31/1999      $14,498             -0.70%     $15,689          0.00%      $11,768
06/30/1999      $14,253             -1.86%     $15,397          0.00%      $11,768
07/31/1999      $14,310              0.67%     $15,501          0.30%      $11,803
08/31/1999      $14,216             -0.37%     $15,443          0.24%      $11,831
09/30/1999      $14,248              0.34%     $15,496          0.48%      $11,888
10/31/1999      $14,099             -0.71%     $15,386          0.18%      $11,910
11/30/1999      $14,242              1.09%     $15,553          0.06%      $11,917
12/31/1999      $14,205             -0.52%     $15,473          0.00%      $11,917


                  42.05%                         54.73%                      19.17%

*Source: Standard and Poor's Micropal.


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
-------
1-Year                                   -3.92%

5-Year                                   +5.89%

Since Inception (9/21/92)                +4.94%


*Source: Standard and Poor's Micropal.


Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The fund is managed to maintain a $1.00 share price.(1)

For the 12 months under review, domestic economic growth accelerated well above the Federal Reserve Board's (the Fed's) targeted 2.50% long-term growth rate. Real gross domestic product (GDP) grew at blistering rates of 5.7% and 5.8% for the third and fourth quarters of 1999, respectively. Higher equity and real estate prices, increasing wages and a tight labor market spurred consumer spending, while a rebound in the manufacturing sector and improving international economic fundamentals also contributed to the expanding domestic economy. However, this growth led to a moderate rise in inflation during the third quarter, as measured by the Consumer Price Index's (CPI's) increase from 2.00% in June to 2.60% in September.

1. There is no assurance that the fund's $1.00 per share price will be maintained. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation on any other government agency.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.

The Fed responded to this strong growth and slightly higher inflation by increasing the federal funds target rate during the reporting period from 4.75% to 5.50%. In turn, bond prices dropped, but yields rose, a positive outcome for money market fund shareholders. In this environment, Franklin New York Tax-Exempt Money Fund's seven-day effective yield rose from 3.06% on January 1, 1999, to 3.84% on December 31, 1999.

The portfolio's investment strategy continues to emphasize high quality and liquidity. We manage the fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. We eliminated our exposure to Japanese bank guarantees several years ago because of the problems these banks were having. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns compared to other money funds. However, the fund's managers believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

WHAT ARE RANS?
RAN is an acronym for revenue anticipation note, short-term government debt instruments issued by municipal agencies that are sold in anticipation of revenues.


PERFORMANCE SUMMARY
12/31/99
--------
Seven-day effective yield(1)        3.84%

Seven-day annualized yield          3.77%

Taxable equivalent yield(2)         6.95%

1.   The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 1999 maximum combined federal and New York state and City personal income tax bracket of 45.77%, based on the federal income tax rate of 39.6%. Annualized and effective yields are for the seven-day period ended December 31, 1999. The fund's average weighted maturity was 37 days. Yields reflect fluctuations in interest rates on portfolio investments and fund expenses.

     Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's annualized and effective yields for the period would have been 3.58% and 3.65% respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.


During the reporting period, the fund participated in several attractive deals including Nassau County General Obligation RANs, New York Metropolitan Transportation Authority commercial paper, and American Museum of National History mandatory puts.


Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

               Past Performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
                                                                             23
Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                               Class A
                                                ---------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                    1999(2)         1998            1997            1996            1995
                                                 -----------    -----------     -----------     -----------     -----------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.71     $     11.66     $     11.29     $     11.41     $     10.16
                                                -----------     -----------     -----------     -----------     -----------
Income from investment operations:
 Net investment income ......................           .56             .57             .58             .59             .59
 Net realized and unrealized gains (losses) .          (.94)            .11             .38            (.12)           1.25
                                                -----------     -----------     -----------     -----------     -----------
Total from investment operations ............          (.38)            .68             .96             .47            1.84
                                                -----------     -----------     -----------     -----------     -----------
Less distributions from:
 Net investment income ......................          (.56)           (.57)(3)        (.59)           (.59)           (.59)
 Net realized gains .........................            --(4)         (.06)             --              --              --
                                                -----------     -----------     -----------     -----------     -----------
Total distributions .........................          (.56)           (.63)           (.59)           (.59)           (.59)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     10.77     $     11.71     $     11.66     $     11.29     $     11.41
                                                ===========     ===========     ===========     ===========     ===========

Total return(1) .............................         (3.31%)          5.94%           8.77%           4.30%          18.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   242,067     $   270,435     $   260,990     $   261,068     $   256,171
Ratios to average net assets:
 Expenses ...................................           .72%            .72%            .71%            .65%            .65%
 Expenses excluding waiver and payments
   by affiliate .............................           .72%            .72%            .71%            .70%            .73%
 Net investment income ......................          4.96%           4.84%           5.09%           5.25%           5.38%
Portfolio turnover rate .....................         15.23%          12.05%          26.85%          15.09%          22.99%


(1)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(2)Based on average shares outstanding.
(3)Includes distributions in excess of net investment income in the amount of $.003.
(4)The fund distributed capital gains in the amount of $.004.




FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)



FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                               Class C
                                                -------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                -------------------------------------------------------------------
                                                   1999(2)        1998          1997         1996(2)       1995(6)
                                                ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    11.82     $    11.75      $    11.37    $    11.46    $    10.85
                                                ----------     ----------      ----------    ----------    ----------
Income from investment operations:
 Net investment income ......................          .49            .48             .52           .53           .36
 Net realized and unrealized gains (losses)..         (.94)           .16             .38          (.10)          .59
                                                ----------     ----------      ----------    ----------    ----------
Total from investment operations ............         (.45)           .64             .90           .43           .95
                                                ----------     ----------      ----------    ----------    ----------
Less distributions from:
 Net investment income ......................         (.49)          (.51)(3)        (.52)         (.52)         (.34)
 Net realized gains .........................           --(4)        (.06)             --            --            --
                                                ----------     ----------      ----------    ----------    ----------
Total distributions .........................         (.49)          (.57)           (.52)         (.52)         (.34)
                                                ----------     ----------      ----------    ----------    ----------
Net asset value, end of year ................   $    10.88     $    11.82      $    11.75    $    11.37    $    11.46
                                                ==========     ==========      ==========    ==========    ==========
Total return(1)..............................        (3.87%)         5.55%           8.17%         3.87%         8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   12,309     $    9,450      $    5,601    $    4,137    $      696
Ratios to average net assets:
 Expenses ...................................         1.27%          1.28%           1.27%         1.22%         1.23%(5)
 Expenses excluding waiver and payments
   by affiliate .............................         1.27%          1.28%           1.27%         1.27%         1.30%(5)
 Net investment income ......................         4.42%          4.27%           4.63%         4.69%         4.74%(5)
Portfolio turnover rate .....................        15.23%         12.05%          26.85%        15.09%        22.99%

(1)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(2)Based on average shares outstanding.
(3)Includes distributions in excess of net investment income in the amount of $.002.
(4)The fund distributed capital gains in the amount of $.004.
(5)Annualized
(6)For the period May 1, 1995 (effective date) to December 31, 1995.

                        See notes to financial statements.
FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                             PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.4%
 Albany County GO, FGIC Insured, 5.85%, 6/01/12 .........................   $1,000,000   $1,029,490
 Albany Municipal Water Finance Authority Water and Sewer
    System Revenue, Refunding, Series A, FGIC Insured,
    5.95%, 12/01/12 .....................................................    2,505,000    2,591,623
    5.50%, 12/01/22 .....................................................    8,990,000    8,391,356
 Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured,
    6.25%, 1/01/25 ......................................................    2,475,000    2,492,276
 Battery Park City Authority Revenue, Series A, AMBAC Insured,
    5.50%, 11/01/26 .....................................................    1,000,000      923,650
 Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ..................      200,000      225,522
 Broome County COP, Public Safety Facilities, MBIA Insured,
    5.25%, 4/01/22 ......................................................    2,125,000    1,897,030
 Buffalo and Fort Erie Public Bridge Authority,
    Toll Bridge System Revenue, MBIA Insured, 5.75%, 1/01/25 ............    4,000,000    3,836,400
 Buffalo GO,
    General Improvement, Series A, FGIC Insured, 5.00%, 2/01/15 .........      425,000      387,536
    General Improvement, Series A, FGIC Insured, 5.00%, 2/01/16 .........      425,000      383,567
    General Improvement, Series A, FGIC Insured, 5.00%, 2/01/17 .........      425,000      379,967
    Refunding, Series C, FGIC Insured, 5.00%, 12/01/17 ..................      415,000      369,807
    Refunding, Series C, FGIC Insured, 5.00%, 12/01/18 ..................      400,000      352,232
    Refunding, Series C, FGIC Insured, 5.00%, 12/01/21 ..................      150,000      128,580
    Refunding, Series C, FGIC Insured, 5.00%, 12/01/22 ..................      170,000      145,398
    School, Series B, FGIC Insured, 5.00%, 2/01/15 ......................      370,000      337,385
    School, Series B, FGIC Insured, 5.00%, 2/01/17 ......................      410,000      366,556
    School, Series B, FSA Insured, 4.75%, 2/01/18 .......................      500,000      423,280
    Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/17 ..............      360,000      395,431
    Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/18 ..............      385,000      422,892
    Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/19 ..............      410,000      450,352
 Buffalo Municipal Water Finance Authority, Water System Revenue,
    FSA Insured, 6.00%,
    7/01/26 .............................................................    1,185,000    1,172,581
    7/01/29 .............................................................    3,000,000    2,963,190
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09      900,000      989,937
 Dutchess County IDA, Civic Facilities Revenue, Bard College
    Project, AMBAC Insured,
    5.50%, 6/01/17 ......................................................    2,315,000    2,217,376
    5.375%, 6/01/27 .....................................................    2,000,000    1,798,200
 Erie County GO, Series B, FGIC Insured, 5.625%, 6/15/20 ................    1,000,000      960,670
 Hempstead Town IDA, Civic Facilities Revenue,
    Hofstra University Project, MBIA Insured, 5.80%, 7/01/15 ............    1,340,000    1,341,769
 Long Island Power Authority, Electric System Revenue,
    MBIA Insured, 5.75%, 12/01/24 .......................................    2,540,000    2,423,592
    Series A, FSA Insured, 5.125%, 12/01/22 .............................    7,000,000    6,093,290
 Monroe County IDA Revenue, Civic Facilities, Nazareth College,
    MBIA Insured, 6.00%, 6/01/20 ........................................    2,000,000    1,995,200
 Mount Sinai Union Free School District, Refunding, AMBAC Insured,
    6.20%, 2/15/13 ......................................................    1,055,000    1,129,399
 MTA Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23 .    3,000,000    2,541,330
 MTA Dedicated Tax Fund, Series A, FGIC Insured, 5.00%, 4/01/23 .........    3,000,000    2,543,280
 Nassau County IDA, Civic Facility Revenue, Hofstra University Project,
    AMBAC Insured, Pre-Refunded, 6.75%, 8/01/11 .........................    1,150,000    1,210,789
 New Rochelle GO, Series C, MBIA Insured, 6.25%,
    3/15/22 .............................................................      390,000      394,941
    3/15/23 .............................................................      530,000      536,440
    3/15/24 .............................................................      555,000      561,460
 New York City IDA, Civic Facility Revenue GO,
    Polytechnic Prep Country Day School, FSA Insured, 5.375%, 5/01/29 ...    2,750,000    2,482,480
 New York City Municipal Water Finance Authority
    Water and Sewer System Revenue,
    Series A, FGIC Insured, 6.75%, 6/15/16 ..............................      505,000      522,352
    Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 ...............    6,000,000    6,297,060

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                         PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York City Transportation Authority MTA, Triborough COP, Series A, AMBAC
    Insured, 5.25%, 1/01/29 .......................................................   $3,500,000   $3,038,210
 New York City Trust Cultural Resources Revenue,
    American Museum of Natural History, Series A, AMBAC Insured, 5.25%, 7/01/19 ...    1,585,000    1,434,282
    American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ....    4,000,000    3,766,960
    New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .......................    3,000,000    2,971,650
 New York State Dormitory Authority Revenues,
    853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .........    1,340,000    1,303,297
    Associated Children's Inc., MBIA Insured, 7.60%, 7/01/18 ......................      140,000      143,976
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ..............................    2,460,000    2,559,581
    Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .......................    2,445,000    2,447,885
    Hamilton College, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ..................    1,000,000    1,047,650
    Hartwick College, MBIA Insured, 6.25%, 7/01/12 ................................    1,000,000    1,048,750
    Judicial Lease Facilities, Suffolk County, Series B,
     MBIA Insured, 7.00%, 4/15/16 .................................................    2,780,000    2,909,103
    Leake and Watts Services Inc., MBIA Insured, 6.00%, 7/01/23 ...................    1,890,000    1,878,206
    Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 .............    1,500,000    1,440,885
    Marist College, Refunding, MBIA Insured, 6.00%, 7/01/22 .......................    1,000,000      995,100
    Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 .....    2,260,000    1,907,869
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .......    2,500,000    2,611,400
    New York University, FGIC Insured, 6.25%, 7/01/09 .............................    1,000,000    1,038,050
    Oceanside Library, AMBAC Insured, 6.00%, 7/01/25 ..............................    1,195,000    1,184,209
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ......................    4,500,000    4,305,690
    Rochester Institute of Technology, Refunding, MBIA Insured, 5.25%, 7/01/22 ....      500,000      446,120
    Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ........................    2,000,000    1,958,840
    St. John's University, AMBAC Insured, 6.875%, 7/01/11 .........................    1,000,000    1,047,220
    St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ......    5,000,000    4,905,950
    University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ....    2,500,000    2,094,925
    University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17    2,355,000    2,356,225
    Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ..............    1,000,000    1,006,290
 New York State Energy Research and Development Authority
    Electric Facilities Revenue, Consolidated Edison Project,
    Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ............................    5,000,000    5,035,850
    Series A, MBIA Insured, 6.75%, 1/15/27 ........................................    4,950,000    5,081,670
 New York State Energy Research and Development Authority Gas
     Facilities Revenue, Brooklyn Union Gas Project,
     Series A, MBIA Insured, 6.75%, 2/01/24 .......................................    2,240,000    2,346,646
 New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A,
     FGIC Insured, 6.625%, 10/01/13 ...............................................    1,500,000    1,569,540
    Niagara Mohawk Power Corp., Refunding, Series A,
     FGIC Insured, 7.20%, 7/01/29 .................................................    5,000,000    5,475,150
    Rochester Gas and Electric Project, Refunding, Series A,
     MBIA Insured, 6.35%, 5/15/32 .................................................    1,150,000    1,178,854
    Rochester Gas and Electric Project, Refunding, Series B,
     MBIA Insured, 6.50%, 5/15/32 .................................................    1,000,000    1,044,120
 New York State Environmental Facilities Corp. Water Facilities Revenue,
    Refunding, Spring Valley Water Project,
    Series A, AMBAC Insured, 6.30%, 8/01/24 .......................................    2,000,000    2,042,960
    Series B, AMBAC Insured, 6.15%, 8/01/24 .......................................    3,000,000    3,032,070
 New York State Medical Care Facilities Finance Agency Revenue,
    Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 .................    6,285,000    6,624,579
    Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 .................    5,355,000    5,611,023
    Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 .................    4,245,000    4,443,369
    Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .......    1,000,000    1,047,410
    Refunding, Hospital and Nursing Home Mortgage, Series C,
     MBIA Insured, 6.25%, 8/15/12 .................................................    1,000,000    1,051,530
    Refunding, St. Mary's Hospital Project, Series A,
     AMBAC Insured, 6.20%, 11/01/14 ...............................................    1,495,000    1,568,375

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                             PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                               AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 New York State Medical Care Facilities Finance Agency Revenue, (cont.)
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10    $   700,000   $   735,014
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18     1,500,000     1,569,765
 New York State Power Authority Revenue and General Purpose,
    Series AA, MBIA Insured, Pre-Refunded, 6.25%, 1/01/23 ................     2,000,000     2,097,780
    Series Y, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ................     2,255,000     2,347,996
    Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 .................     2,000,000     2,107,180
 New York State Thruway Authority General Revenue, Series C,
    FGIC Insured, Pre-Refunded, 6.00%, 1/01/25 ...........................    11,500,000    12,239,795
 New York State Urban Development Corp. Revenue,Correctional Facilities
    Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/29 ............    10,000,000     9,824,700
 Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
    7/15/18 ..............................................................       500,000       503,470
    7/15/19 ..............................................................       510,000       511,897
    7/15/20 ..............................................................       610,000       611,287
    7/15/21 ..............................................................       645,000       645,671
 Niagara Falls Bridge Commission Toll Revenue, Refunding,
    Series B, FGIC Insured, 5.25%, 10/01/21 ..............................    10,000,000     8,949,800
 Niagara Falls Public Improvement, MBIA Insured,
    6.85%, 3/01/19 .......................................................     1,000,000     1,070,040
    6.90%, 3/01/20 .......................................................       500,000       535,360
    6.90%, 3/01/21 .......................................................       500,000       534,970
 Niagara Falls Water Treatment Plant, MBIA
    Insured, 7.00%, 11/01/12 .............................................     1,200,000     1,315,632
 Niagara Frontier Transportation Authority Airport Revenue,
    Greater Buffalo International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 ..............................     1,000,000     1,017,940
    Series C, AMBAC Insured, 6.00%, 4/01/24 ..............................     1,440,000     1,428,941
 North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
    4/01/15 ..............................................................     1,065,000     1,150,317
    4/01/16 ..............................................................     1,000,000     1,076,700
 Phelps-Clifton GO, Springs Central School District,
    AMBAC Insured, 5.65%, 6/15/13 ........................................     1,355,000     1,368,536
 Port Authority of New York and New Jersey Revenue,
    Consolidated 71st Series, AMBAC Insured, 6.50%, 1/15/26 ..............     1,000,000     1,025,140
    Consolidated 71st Series, MBIA Insured, 6.50%, 1/15/26 ...............     1,600,000     1,640,224
    Consolidated 76th Series, AMBAC Insured, 6.50%, 11/01/26 .............     4,230,000     4,372,255
 Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 .....................       810,000       904,252
 St. Lawrence County IDA, Civic Facility Revenue,
    St. Lawrence University Project, Series A, MBIA Insured,
    5.00%, 7/01/28 .......................................................     2,455,000     2,051,864
 Suffolk County GO, Public Improvement, Refunding, Series B,
    FGIC Insured, 6.20%,
    5/01/11 ..............................................................       500,000       521,090
    5/01/13 ..............................................................       500,000       520,070
 Triborough Bridge and Tunnel Authority Revenue,
    General Purpose, Refunding, Series Q, AMBAC Insured, 6.00%, 1/01/13 ..     1,500,000     1,502,970
    General Purpose, Series B, MBIA Insured, 5.20%, 1/01/27 ..............     5,000,000     4,354,600
    General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 .............     4,475,000     4,650,196
    General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 ..............     2,750,000     2,857,663
    Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 .................     1,100,000     1,150,633

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Upper Mohawk Valley Regional Water Finance Authority Water System Revenue,
    AMBAC Insured, 5.625%, 8/01/19 ........................................   $    500,000   $    479,105
    AMBAC Insured, 5.75%, 8/01/29 .........................................        550,000        524,473
    Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ....................      2,000,000      1,725,440
                                                                                             ------------
TOTAL LONG TERM INVESTMENTS (COST $246,045,246) ........................                      245,029,901
                                                                                             ------------
(a) SHORT TERM INVESTMENTS 2.4%
 Long Island Power Authority Electric System Revenue,
    Sub Series 5, Daily VRDN and Put,
    3.20%, 5/01/33 ........................................................      1,200,000      1,200,000
    4.70%, 5/01/33 ........................................................        200,000        200,000
 New York City GO,
    Series B, Sub Series B-5, MBIA Insured, Daily VRDN
       and Put, 3.95%, 8/15/22 ............................................        900,000        900,000
    Sub Series A-5, Daily VRDN and Put, 3.40%, 8/01/15 ....................        200,000        200,000
    Unlimited, Series B, Sub Series B-4,
       Daily VRDN and Put, 3.40%, 8/15/23 .................................      1,300,000      1,300,000
 New York City Municipal Water Finance Authority
    Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 3.40%, 6/15/22 ............      1,000,000      1,000,000
    Series C, FGIC Insured, Daily VRDN and Put, 3.40%, 6/15/23 ............        900,000        900,000
    Series G, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/24 ............        300,000        300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 5.00%, 7/01/28 ..........        200,000        200,000
                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,200,000) ...........................                     6,200,000
                                                                                             ------------
 TOTAL INVESTMENTS (COST $252,245,246) 98.8% ..............................                   251,229,901
 OTHER ASSETS, LESS LIABILITIES 1.2% ......................................                     3,146,471
                                                                                             ------------
 NET ASSETS 100.0% ........................................................                  $254,376,372
                                                                                             ============

See glossary of terms on page 38.


(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.

                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND



                                                                       Year Ended December 31,
                                                ----------------------------------------------------------------------
                                                  1999(2)         1998           1997           1996           1995
                                                ----------     ----------     ----------     ----------     ----------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    10.77     $    10.62     $    10.28     $    10.40     $     9.60
                                                ----------     ----------     ----------     ----------     ----------
Income from investment operations:
 Net investment income ......................          .52            .51            .54            .56            .55
 Net realized and unrealized gains (losses) .         (.70)           .18            .35           (.12)           .80
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ............         (.18)           .69            .89            .44           1.35
                                                ----------     ----------     ----------     ----------     ----------
Less distributions from net investment income         (.51)          (.54)          (.55)          (.56)          (.55)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ................   $    10.08     $    10.77     $    10.62     $    10.28     $    10.40
                                                ==========     ==========     ==========     ==========     ==========

Total return(1) .............................        (1.69%)         6.63%          8.89%          4.38%         14.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   66,941     $   80,689     $   58,916     $   44,822     $   43,229
Ratios to average net assets:
 Expenses ...................................          .45%           .45%           .45%           .37%           .33%
 Expenses excluding waiver and
   payments by affiliate ....................          .82%           .83%           .82%           .83%           .83%
 Net investment income ......................         4.95%          4.81%          5.26%          5.47%          5.51%
Portfolio turnover rate .....................        17.98%         10.46%          6.87%         24.67%         24.68%

(1)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(2)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                           PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.6%
 Albany County Airport Authority Revenue, Series B,
    FSA Insured, 4.75%, 12/15/13 .....................................   $ 1,850,000     $ 1,661,004
 Albany IDA, Civic Facility Revenue, Albany Medical
    Center Project, 5.75%, 5/01/09 ...................................     1,010,000         949,481
 Buffalo School GO Series E, FSA Insured, 5.35%, 12/01/12 ............       880,000         867,865
 Cortland County IDA, Civic Facility Revenue,
    Cortland Memorial Hospital Inc. Project, 6.15%, 7/01/02 ..........        65,000          65,460
 Erie County GO,
    FGIC Insured, 4.70%, 11/01/12 ....................................       700,000         645,876
    FGIC Insured, 4.75%, 11/01/13 ....................................       525,000         476,296
    Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .....     1,335,000       1,360,739
 Franklin County IDA, Lease Revenue,
    County Correctional Facility Project, 6.375%, 11/01/02 ...........        35,000          35,934
 Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03        260,000         266,960
 Guam Power Authority Revenue, Series A, 6.00%, 10/01/04 .............     1,300,000       1,377,168
 MTA Service Contract Revenue, Transit Facilities,
    Refunding, Series O, 5.75%, 7/01/07 ..............................       500,000         515,315
 MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 .....     1,500,000       1,508,610
 New Rochelle Municipal Housing Authority Revenue,
    Series A, 5.55%, 12/01/14 ........................................     2,000,000       1,896,920
 New York City GO,
    Refunding, Series A, 6.375%, 8/01/05 .............................     3,455,000       3,616,383
    Refunding, Series B, 6.20%, 8/15/06 ..............................     1,000,000       1,056,990
    Refunding, Series F, 6.00%, 8/01/12 ..............................       700,000         723,149
    Series A, Pre-Refunded, 6.375%, 8/01/05 ..........................     1,745,000       1,839,492
    Series G, 5.75%, 10/15/10 ........................................     1,000,000       1,022,410
    Series H, 7.00%, 2/01/06 .........................................       200,000         210,804
    Series H, Pre-refunded, 7.00%, 2/01/06 ...........................       140,000         148,274
 New York City Health and Hospital Corp. Revenue, Health System,
    Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ...............     1,625,000       1,478,035
 New York City IDA, Civic Facility Revenue,
    New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ..........       110,000         112,729
    USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03      1,875,000       1,964,756
    USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04      1,675,000       1,774,998
 New York City Transitional Finance Authority Revenue,
    Future Tax Secured, Series A, 4.75%, 11/15/13 ....................     1,000,000         896,450
 New York State COP, Commissioner of General Services,
    Executive Department, 6.50%, 3/01/00 .............................     3,010,000       3,018,729
 New York State Dormitory Authority Revenue,
    City University, Refunding, Series U, 6.25%, 7/01/02 .............       100,000         103,410
    City University, Refunding, Series U, 6.35%, 7/01/04 .............     1,720,000       1,814,445
    Department of Health, 6.25%, 7/01/04 .............................       690,000         725,142
    Department of Health, 6.30%, 7/01/05 .............................       735,000         777,843
    Department of Health, Refunding, 5.125%, 7/01/13 .................     1,410,000       1,253,857
    North General Hospital, Refunding, Series G, 5.20%, 2/15/13 ......     2,000,000       1,795,600
    Nyack Hospital, Refunding, 6.00%, 7/01/06 ........................     2,000,000       2,010,640
    St. Agnes Hospital, Series A, 5.30%, 2/15/13 .....................     1,380,000       1,251,108
    W.K. Nursing Home Corp., FHA Insured, 5.55%, 8/01/08 .............       300,000         301,407
 New York State HFAR, Health Facilities of New York City,
    Refunding, Series A, 6.00%, 11/01/08 .............................     3,045,000       3,104,591
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home, Refunding, FHA Insured, 5.70%, 2/15/05      1,500,000       1,533,870
    Huntington Hospital Mortgage Project, Refunding,
     Series A, 5.90%, 11/01/04 .......................................       475,000         487,759
 New York State Urban Development Corp. Revenue,
    Correctional Facilities, Refunding, 5.75%, 1/01/13 ...............       500,000         497,285
    Correctional Facilities Service Contract, Series A, 5.00%, 1/01/12     2,000,000       1,886,200
    Correctional Facilities Service Contract, Series C,
     AMBAC Insured, 6.00%, 1/01/15 ...................................     1,000,000       1,012,730

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                           PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 New York State Urban Development Corp. Revenue, (cont.)
    Youth Facilities, 5.75%, 4/01/10 ..................................     $   400,000     $   410,040
    Youth Facilities, 5.875%, 4/01/10 .................................       1,500,000       1,542,075
 North Hempstead GO, Refunding, Series B, FGIC Insured, 6.00%, 7/15/14        1,715,000       1,774,493
 Oneida-Herkimer Solid Waste Management Authority Solid
    Waste Systems Revenue, Refunding, 6.65%, 4/01/05 ..................         125,000         133,915
 Puerto Rico Commonwealth GO, 6.00%, 7/01/05 ..........................       1,000,000       1,054,340
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04       1,500,000       1,571,910
 Puerto Rico Industrial Tourist Educational Medical and
    Environmental Control Facilities Financing Authority Hospital
    Revenue, Mennonite General Hospital Project, Series A,
    6.375%, 7/01/06 ...................................................       1,645,000       1,646,283
 Puerto Rico Municipal Finance Agency GO, Series A,
    5.875%, 7/01/06 ...................................................         300,000         309,828
    FSA Insured, 5.60%, 7/01/05 .......................................         300,000         315,834
 United Nations Development Corp. Revenue, senior lien,
    Refunding, Series A, ETM, 5.70%, 7/01/02 ..........................         350,000         358,789
 Virgin Islands PFA Revenue, senior lien, Refunding,
    Series A, 5.30%, 10/01/11 .........................................       3,000,000       2,831,790
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.125%, 7/01/13 ........................................       1,775,000       1,640,473
 Virgin Islands Water and Power Authority Water
    System Revenue, Refunding,
    4.875%, 7/01/06 ...................................................       1,985,000       1,876,597
    5.00%, 7/01/09 ....................................................         520,000         479,950
                                                                                            -----------
TOTAL LONG TERM INVESTMENTS (COST $64,161,381) ........................                      63,993,031
                                                                                            -----------
(a)SHORT TERM INVESTMENTS 1.6%
 Long Island New York Power Authority Electric System Revenue,
    Sub Series 5, Daily VRDN and Put, 4.70%, 5/01/33 ..................         200,000         200,000
 New York City GO, Unlimited, Series B, Sub Series B-4,
    Daily VRDN and Put, 1.75%, 8/15/23 ................................         200,000         200,000
 New York City Municipal Water Finance Authority
    Water and Sewer System Revenue, Series C, FGIC Insured,
    Daily VRDN and Put, 1.70%, 6/15/23 ................................         700,000         700,000
                                                                                            -----------
 TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) .......................                       1,100,000
                                                                                            -----------
 TOTAL INVESTMENTS (COST $65,261,381) 97.2% ...........................                      65,093,031
 OTHER ASSETS, LESS LIABILITIES 2.8% ..................................                       1,847,877
                                                                                            -----------
 NET ASSETS 100.0% ....................................................                     $66,940,908
                                                                                            ===========

See glossary of terms on page 38.

(a)Variables rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balances plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                       YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
                                                           ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ----------     ----------     ----------     ----------     ----------
Income from investment operations:
 Net investment income .............................          .03            .03            .03            .03            .03
Less distributions from net investment income ......         (.03)          (.03)          (.03)          (.03)          (.03)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ==========     ==========     ==========     ==========     ==========

Total return(1) ......................................         2.56%          2.79%          3.01%          2.79%          3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $   69,164     $   57,878     $   63,720     $   59,178     $   61,079
Ratios to average net assets:
 Expenses ..........................................          .60%           .60%           .60%           .60%           .60%
 Expenses excluding waiver and payments by affiliate          .83%           .83%           .81%           .86%           .85%
 Net investment income .............................         2.54%          2.75%          2.97%          2.75%          3.06%

(1) Total return is not annualized to periods less than one year.

                       See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




                                                                               PRINCIPAL
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                         AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS 102.8%
Erie County GO,
     Public Improvement Project, Series A, FGIC Insured, 5.25%, 8/15/00 ...     $1,745,000     $1,760,647
     Refunding, Series B, FGIC Insured, 5.25%, 8/15/00 ....................      1,085,000      1,094,729
Hempstead Town GO, AMBAC Insured, 5.00%, 2/15/00 ..........................      1,000,000      1,002,008
(a) Long Island Power Authority Electric System Revenue, sub lien,
     Sub Series 2, Weekly VRDN and Put, 5.50%, 5/01/33 ....................        600,000        600,000
     Sub Series 5, Daily VRDN and Put, 4.70%, 5/01/33 .....................      3,050,000      3,050,000
Metropolitan Transit Authority, TECP, 3.50%, 1/20/00 ......................      2,500,000      2,500,000
Nassau County GO, RAN, 4.25%, 3/15/00 .....................................      1,000,000      1,001,283
(a) New York City GO,
     Daily VRDN and Put, 5.00%, 8/01/17 ...................................        900,000        900,000
     Series B, Sub Series B-3, MBIA Insured, Daily VRDN
        and Put, 5.00%, 8/15/04 ...........................................        400,000        400,000
     Sub Series A-5, Daily VRDN and Put, 5.00%, 8/01/15 ...................        500,000        500,000
     Sub Series A-5, Daily VRDN and Put, 5.00%, 8/01/16 ...................        800,000        800,000
(a)New York City HDC,
     MF Rental Housing Revenue, Brittany Development, Series A,
        Weekly VRDN and Put, 5.50%, 6/15/29 ...............................      1,500,000      1,500,000
     MF Rental Housing Revenue, Tribeca Tower, Series A,
        FNMA Insured, Weekly VRDN and Put, 5.60%, 11/15/19 ................      2,100,000      2,100,000
     MFMR, Columbus Apartments, Series A,
        Weekly VRDN and Put, 5.50%, 3/15/25 ...............................      2,000,000      2,000,000
(a) New York City Health and Hospital Corp. Revenue,
    Health Systems, Series D, Weekly VRDN and Put, 5.50%, 2/15/26 .........      1,500,000      1,500,000
(a) New York City IDA, Civic Facility Revenue,
     American Civil Liberties, Weekly VRDN and Put, 5.35%, 6/01/12 ........        900,000        900,000
     National Audubon Society, Daily VRDN and Put, 4.75%, 12/01/14 ........        500,000        500,000
New York City Municipal Water Finance Authority
     Water and Sewer System Revenue,
    Series A, Pre-Refunded, 6.00%, 6/15/00 ................................      3,630,000      3,674,173
    (a)Series C, FGIC Insured, Daily VRDN and Put, 5.00%, 6/15/22 .........      1,700,000      1,700,000
    (a)Series C, FGIC Insured, Daily VRDN and Put, 5.00%, 6/15/23 .........        600,000        600,000
    (a)Series G, FGIC Insured, Daily VRDN and Put, 4.70%, 6/15/24 .........        300,000        300,000
New York City Transitional Finance Authority Revenue,
    Future Tax Secured, Sub Series B-1, Daily VRDN and Put,
    4.75%, 11/01/27 .......................................................        200,000        200,000
New York City Trust Cultural Resources Revenue,
    American Museum National History,
    (a)Jewish Museum, Weekly VRDN and Put, 5.20%, 12/01/21 ................        700,000        700,000
    (a)Museum of Broadcasting, Weekly VRDN and Put, 5.20%, 5/01/14 ........      2,000,000      2,000,000
     Museum of Modern Art, Series One, AMBAC Insured, 5.00%, 1/01/00 ......      1,325,000      1,325,000
     Series B, AMBAC Insured, 3.70%, 7/01/00 ..............................      2,000,000      2,000,000
    (a)Series B, MBIA Insured, Weekly VRDN and Put, 5.05%, 4/01/21 ........      1,100,000      1,100,000
(a) New York Public Library, Series B, MBIA Insured,
    Weekly VRDN and Put, 5.55%, 7/01/28 ...................................      2,600,000      2,600,000
(a) New York State Dormitory Authority Revenue,
     Oxford University Press Inc., Weekly VRDN and Put, 5.04%, 7/01/25 ....        700,000        700,000
     Sloan Kettering Cancer Center, Series C,
     Weekly VRDN and Put, 5.50%, 7/01/19 ..................................      1,200,000      1,200,000
     Sloan Kettering Memorial, Series B, Daily VRDN and Put, 4.95%, 7/01/19      2,500,000      2,500,000
(a) New York State Energy Research and Development Authority PCR,
     Niagara Mohawk Power Corp., Series 1985-B, Daily
        VRDN and Put, 4.90%, 12/01/25 .....................................      1,200,000      1,200,000
     Orange and Rockland Project, Series A, AMBAC Insured,
        Weekly VRDN and Put, 5.05%, 8/01/15 ...............................      1,350,000      1,350,000
     Orange and Rockland Project, Series A,
        Weekly VRDN and Put, 5.05%, 10/01/14 ..............................      1,000,000      1,000,000
     Rochester Gas and Electric Project, Series C,
        MBIA Insured, Weekly VRDN and Put, 5.05%, 8/01/32 .................      1,500,000      1,500,000
 New York State Environmental Facilities, TECP, 3.75%, 1/31/00 ............      2,000,000      2,000,000
(a) New York State HFAR, Normandie Court I Project,
    Weekly VRDN and Put, 5.20%, 5/15/15 ...................................      2,100,000      2,100,000
(a) New York State Housing Finance Agency Revenue, Housing East
    84th Street, Series A, Weekly VRDN and Put, 5.60%, 11/01/28 ...........      1,100,000      1,100,000


FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                             PRINCIPAL
  FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                     AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)
(a) New York State Job Development Authority Revenue,
    State Guaranteed, Special Purpose, Series A-1 to A-25,
    Daily VRDN and Put, 4.75%, 3/01/07 ............................     $  1,060,000      $  1,060,000
(a) New York State Local Government Assistance Corp.,
    Series D, Weekly VRDN and Put, 5.20%, 4/01/25 .................          200,000           200,000
    Series F, Weekly VRDN and Put, 5.40%, 4/01/25 .................        2,200,000         2,200,000
    Weekly VRDN and Put, 5.40%, 4/01/23 ...........................          500,000           500,000
New York State Medical Care Facilities Finance Agency Revenue,
    (a)Pooled Equipment Loan Program, II-A,
     Weekly VRDN and Put, 5.10%, 11/01/03 .........................        1,630,000         1,630,000
     St. Lukes, 7.45%, 2/15/00 ....................................        1,000,000         1,024,111
New York State Power Authority Revenue and GP, 3.70%, 2/23/00 .....        1,000,000         1,000,000
(a) Port Authority of New York and New Jersey Special Obligation
    Revenue, Versatile Structure, Series 2,
    Daily VRDN and Put, 4.90%, 5/01/19 ............................        3,300,000         3,300,000
(a),(b)Puerto Rico Commonwealth GO,
    TRAN, Series A-1, 4.50%, 7/30/00 ..............................        2,000,000         2,008,080
(a) Puerto Rico Commonwealth Government Development Bank,
    Refunding, MBIA Insured, Weekly VRDN and Put, 4.95%, 12/01/15..        1,500,000         1,500,000
(a) Puerto Rico Commonwealth Highway and Transportation Authority
    Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
    5.00%, 7/01/28 ................................................          700,000           700,000
(a) Syracuse IDA, Civic Facility Revenue, Syracuse
    University Project, Daily VRDN and Put, 4.95%, 3/01/23 ........          400,000           400,000
Triborough Bridge and Tunnel Authority New York Revenues,
    Weekly VRDN and Put, 5.40%, 1/01/13 ...........................        2,600,000         2,600,000
TOTAL INVESTMENTS (COST $71,080,031) 102.8% .......................                         71,080,031
OTHER ASSETS, LESS LIABILITIES (2.8%) .............................                        (1,915,654)
                                                                                          ------------
NET ASSETS 100.0% .................................................                       $ 69,164,377
                                                                                          ============

See glossary of terms on page 38.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.


                       See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC  - American Municipal Bond Assurance Corp.
COP    - Certificate of Participation
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance (Some of the securities shown as FSA
         Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GO     - General Obligation
HDC    - Housing Development Corp.
HFAR   - Housing Finance Authority Revenue
IDA    - Industrial Development Authority/Agency
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFMR   - Multi-Family Mortgage Revenue
MTA    - Metropolitan Transit Authority
PCR    - Pollution Control Revenue
PFA    - Public Financing Authority
RAN    - Revenue Anticipation Notes
TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax and Revenue Anticipation Notes
USTA   - United States Tennis Association
VRDN   - Variable Rate Demand Notes


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                                                                    FRANKLIN NEW YORK        FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                                    INSURED TAX-FREE         INTERMEDIATE-TERM          TAX-EXEMPT
                                                                      INCOME FUND          TAX-FREE INCOME FUND         MONEY FUND
                                                                    -----------------      --------------------   -----------------

Assets:
 Investments in securities:
  Cost ...................................................           $ 252,245,246            $  65,261,381            $  71,080,031
                                                                     -------------            -------------            -------------
  Value ..................................................             251,229,901               65,093,031               71,080,031
 Cash ....................................................                      --                  873,602                  302,022
 Receivables:
  Capital shares sold ....................................                 814,248                   18,908                   28,715
  Interest ...............................................               4,758,986                1,211,877                  356,380
                                                                     -------------            -------------            -------------
     Total assets ........................................             256,803,135               67,197,418               71,767,148
                                                                     -------------            -------------            -------------
Liabilities:
 Payables:
  Investment securities purchased ........................                      --                       --                2,008,080
  Capital shares redeemed ................................                 906,431                   66,598                  465,937
  Affiliates .............................................                 179,082                   41,234                   35,512
  Shareholders ...........................................                 133,279                    8,032                   61,077
 Distributions to shareholders ...........................                 453,258                  126,555                       --
 Funds advanced by custodian .............................                 718,015                       --                       --
 Other liabilities .......................................                  36,698                   14,091                   32,165
                                                                     -------------            -------------            -------------
     Total liabilities ...................................               2,426,763                  256,510                2,602,771
                                                                     -------------            -------------            -------------
          Net assets, at value ...........................           $ 254,376,372            $  66,940,908            $  69,164,377
                                                                     =============            =============            =============
Net assets consist of:
 Undistributed net investment income .....................           $          --            $      96,314            $          --
 Accumulated distributions in excess of
    net investment income ................................                 (61,823)                      --                       --
 Net unrealized depreciation .............................              (1,015,345)                (168,350)                      --
 Accumulated net realized loss ...........................              (1,667,598)              (2,919,611)                      --
 Capital shares ..........................................             257,121,138               69,932,555               69,164,377
                                                                     -------------            -------------            -------------
     Net assets, at value ................................           $ 254,376,372            $  66,940,908            $  69,164,377
                                                                     =============            =============            =============

                                        See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                              FRANKLIN NEW YORK       FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                               INSURED TAX-FREE       INTERMEDIATE-TERM         TAX-EXEMPT
                                                                 INCOME FUND         TAX-FREE INCOME FUND       MONEY FUND
                                                                 -------------          -------------          -------------
CLASS A:
 Net assets, at value ..................................    $   242,067,527          $  66,940,908               $69,164,377
                                                            ----------------------------------------------------------------
 Shares outstanding ....................................         22,474,662              6,643,120                69,164,377
                                                            ----------------------------------------------------------------
 Net asset value per share* ............................    $         10.77          $       10.08               $      1.00
                                                            ----------------------------------------------------------------
 Maximum offering price per share
  (net asset value per share / 95.75%,
  97.75%, 100% respectively) ...........................    $         11.25          $       10.31               $      1.00
                                                            ----------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................    $    12,308,845                     --                        --
                                                            ----------------------------------------------------------------
 Shares outstanding ....................................          1,130,992                     --                        --
                                                            ----------------------------------------------------------------
 Net asset value per share* ............................    $         10.88                     --                        --
                                                            ----------------------------------------------------------------
 Maximum offering price per share
  (net asset value per share / 99%) ....................    $         10.99                     --                        --
                                                            ----------------------------------------------------------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

Statements of Operations
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                    FRANKLIN NEW YORK        FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                                    INSURED TAX-FREE         INTERMEDIATE-TERM        TAX-EXEMPT
                                                                     INCOME FUND           TAX-FREE INCOME FUND        MONEY FUND
                                                                    -------------            -------------            -------------
Investment income:
 Interest .....................................................        $ 15,256,921           $  4,095,354           $  1,903,283
                                                                       ------------           ------------           ------------
Expenses:
 Management fees (Note 3) .....................................           1,456,859                472,120                378,583
 Distribution fees (Note 3)
  Class A .....................................................             243,527                 75,540                     --
  Class C .....................................................              72,008                     --                     --
 Transfer agent fees (Note 3) .................................             110,008                 27,763                 66,282
 Custodian fees ...............................................               2,525                    870                    795
 Reports to shareholders ......................................              34,491                  7,127                 28,960
 Registration and filing fees .................................              19,013                 10,147                  6,507
 Professional fees ............................................              24,691                 11,715                  9,414
 Trustees' fees and expenses ..................................              14,979                  4,224                  3,395
 Other ........................................................              22,845                  9,921                  6,146
                                                                       ------------           ------------           ------------
     Total expenses ...........................................           2,000,946                619,427                500,082
     Expenses waived/paid by affiliate (Note 3) ...............                  --               (278,632)              (136,383)
                                                                       ------------           ------------           ------------
     Net expenses .............................................           2,000,946                340,795                363,699
                                                                       ------------           ------------           ------------
         Net investment income ................................          13,255,975              3,754,559              1,539,584
                                                                       ------------           ------------           ------------
Realized and unrealized losses:
 Net realized loss from investments ...........................          (1,667,598)              (360,080)                    --
 Net unrealized depreciation on investments ...................         (20,465,331)            (4,629,244)                    --
                                                                       ------------           ------------           ------------
Net realized and unrealized loss ..............................         (22,132,929)            (4,989,324)                    --
                                                                       ------------           ------------           ------------
Net increase (decrease) in net assets resulting
   from operations ............................................        $ (8,876,954)          $ (1,234,765)          $  1,539,584
                                                                       ============           ============           ============

                                        See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                               FRANKLIN NEW YORK INSURED    FRANKLIN NEW YORK INTERMEDIATE-TERM
                                                                  TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                           ------------------------------    ----------------------------------
                                                              1999             1998             1999             1998
                                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................   $  13,255,975    $  13,181,749    $   3,754,559    $   3,209,507
  Net realized gain (loss) from investments ..........      (1,667,598)       1,939,615         (360,080)         262,095
  Net unrealized appreciation (depreciation)
   on investments ....................................     (20,465,331)         706,841       (4,629,244)         861,981
                                                         -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
        resulting from operations ....................      (8,876,954)      15,828,205       (1,234,765)       4,333,583
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................     (12,758,387)     (12,887,618)      (3,723,462)      (3,321,193)
    Class C ..........................................        (482,398)        (294,131)              --               --
  In excess of net investment income:
    Class A ..........................................              --          (74,373)              --               --
    Class C ..........................................              --           (1,697)              --               --
  Net realized gains:
    Class A ..........................................         (90,756)      (1,299,492)              --               --
    Class C ..........................................          (4,126)         (44,540)              --               --
                                                         -------------    -------------    -------------    -------------
 Total distributions to shareholders .................     (13,335,667)     (14,601,851)      (3,723,462)      (3,321,193)
 Capital share transactions: (Note 2)
    Class A ..........................................      (7,113,827)       8,241,153       (8,789,954)      20,760,497
    Class C ..........................................       3,817,868        3,826,083               --               --
                                                         -------------    -------------    -------------    -------------
 Total capital share transactions ....................      (3,295,959)      12,067,236       (8,789,954)      20,760,497
    Net increase (decrease) in net assets ............     (25,508,580)      13,293,590      (13,748,181)      21,772,887
Net assets
 Beginning of year ...................................     279,884,952      266,591,362       80,689,089       58,916,202
                                                         -------------    -------------    -------------    -------------
 End of year .........................................   $ 254,376,372    $ 279,884,952    $  66,940,908    $  80,689,089
                                                         =============    =============    =============    =============
Undistributed net investment income (accumulated
 distributions in excess of net
 investment income) included in net assets:
  End of year ........................................   $     (61,823)   $     (77,013)   $      96,314    $      65,217
                                                         =============    =============    =============    =============

                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                          FRANKLIN NEW YORK
                                                                                                        TAX-EXEMPT MONEY FUND
                                                                                               ------------------------------------
                                                                                                       1999                    1998
                                                                                               ------------            ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................           $  1,539,584            $  1,656,684
                                                                                               ------------            ------------
 Distributions to shareholders from net investment income ..........................             (1,539,584)             (1,656,684)
 Capital share transactions (Note 2) ...............................................             11,286,397              (5,841,785)
                                                                                               ------------            ------------
      Net increase (decrease) in net assets ........................................             11,286,397              (5,841,785)
Net assets (there is no undistributed net investment income
  at beginning or end of year):
  Beginning of year ................................................................             57,877,980              63,719,765
                                                                                               ------------            ------------
  End of year ......................................................................           $ 69,164,377            $ 57,877,980
                                                                                               ============            ============

                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds seek to provide tax-free income. The Franklin New York Tax-Exempt Money Fund (Money Fund) also seeks capital preservation and liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

d. INSURANCE:

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.


FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE: (CONT.)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and C, respectively. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege.

CLASS A                                                                      CLASS A & CLASS C
----------------------------------------------------------------------------------------------------------------------------
Franklin New York Intermediate-Term Tax-Free Income Fund                    Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

At December 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                      FRANKLIN NEW YORK              FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                       INSURED TAX-FREE              INTERMEDIATE-TERM                TAX-EXEMPT
                                                         INCOME FUND                TAX-FREE INCOME FUND              MONEY FUND
                                               ------------------------------  ------------------------------  --------------------
                                                  SHARES          AMOUNT            SHARES         AMOUNT              AMOUNT
                                               ------------------------------  ------------------------------  --------------------
CLASS A SHARES:
 Year Ended December 31, 1999
  Shares sold ............................        3,689,287      $ 41,578,212      1,860,922     $ 19,607,579      $ 61,171,773
  Shares issued in reinvestment of
   distributions .........................          610,077         6,907,377        204,183        2,136,304         1,539,854
  Shares redeemed ........................       (4,917,014)      (55,599,416)    (2,912,303)     (30,533,837)      (51,425,230)
                                               ------------      ------------   ------------     ------------      ------------
      Net increase (decrease) ............         (617,650)     $ (7,113,827)      (847,198)    $ (8,789,954)     $ 11,286,397
                                               ------------      ------------   ------------     ------------      ------------
 Year ended December 31, 1998
  Shares sold ............................        2,627,781      $ 30,700,744      3,890,300     $ 41,529,693      $ 51,502,356
  Shares issued in reinvestment
    of distributions .....................          679,637         7,946,653        189,172        2,019,473         1,656,994
  Shares redeemed ........................       (2,604,462)      (30,406,244)    (2,136,427)     (22,788,669)      (59,001,135)
                                               ------------      ------------   ------------     ------------      ------------
      Net increase (decrease) ............          702,956      $  8,241,153      1,943,045     $ 20,760,497      $ (5,841,785)
                                               ============      ============   ============     ============      ============


FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                     FRANKLIN NEW YORK
                                                                                     INSURED TAX-FREE
                                                                                       INCOME FUND
                                                                                 ---------------------------
                                                                                 Shares               Amount
                                                                                 ------               ------
CLASS C SHARES:
 Year ended December 31, 1999
  Shares sold ........................................................            468,274          $ 5,352,278
  Shares issued in reinvestment of distributions .....................             31,185              355,633
  Shares redeemed ....................................................           (168,128)          (1,890,043)
                                                                                 --------          -----------
      Net increase ...................................................            331,331          $ 3,817,868
                                                                                 ========          ===========

 Year ended December 31, 1998
  Shares sold ........................................................            410,496          $ 4,858,484
  Shares issued in reinvestment of distributions .....................             21,224              250,668
  Shares redeemed ....................................................           (108,928)          (1,283,069)
                                                                                 --------          -----------
      Net increase ...................................................            322,792          $ 3,826,083
                                                                                 ========          ===========


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

       Annualized
        Fee Rate                         Net Assets
        --------                         ----------
    .625%.........................       First $100 million
    .500%.........................       Over $100 million, up to and
                                         including $250 million
    .450%.........................       In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.



FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                   Franklin New York            Franklin New York
                                                                                   Insured Tax-Free             Intermediate-Term
                                                                                   Income Fund                  Tax-Free Income Fund
                                                                                   -----------                  --------------------
Net commissions paid ...................................................             $68,294                       $20,051
Contingent deferred sales charges ......................................             $ 5,852                       $33,626

The Funds paid transfer agent fees of $204,053 of which $188,463 was paid to Investor Services.


4. INCOME TAXES

At December 31, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                  Franklin New York       Franklin New York
                                  Insured Tax-Free        Intermediate-Term
                                     Income Fund        Tax-Free Income Fund
                                     -----------        --------------------

Capital loss carryovers expiring in:
2002 ...............................   $       --              $2,297,936
2004 ...............................                              261,595
2007 ...............................    1,575,765                 213,880
                                       ----------              ----------
                                       $1,575,765              $2,773,411
                                       ==========              ==========

At December 31, 1999, the Insured Fund and Intermediate-Term Fund have deferred capital loss occurring subsequent to October 31, 1999 of $91,833 and $146,200, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                               FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                               INSURED TAX-FREE        INTERMEDIATE-TERM
                                                  INCOME FUND        TAX-FREE INCOME FUND
                                                  -----------        --------------------
        Investments at cost .................     $252,245,246           $65,261,381
                                                  ============           ===========
        Unrealized appreciation .............     $  5,733,011           $ 1,414,652
        Unrealized depreciation .............       (6,748,356)           (1,583,002)
                                                  ------------           -----------
        Net unrealized depreciation .........     $ (1,015,345)          $  (168,350)
                                                  ============           ===========




FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999, were as follows:

                  Franklin New York          Franklin New York
                    Insured Tax-Free         Intermediate-Term
                     Income Fund            Tax-Free Income Fund
                     -----------            --------------------
Purchases .......  $40,046,924                    $13,274,676
Sales ... .......  $50,211,891                    $23,031,693


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of New York or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within these regions.


7. CREDIT FACILITY

Certain Franklin Templeton Funds, including the Insured Fund and the Intermediate-Term Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Funds' borrowings at market rates. At December 31, 1999, the Funds had not utilized this credit facility.


FRANKLIN NEW YORK TAX-FREE TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin New York Tax-Free Trust (hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 3, 2000


FRANKLIN NEW YORK TAX-FREE TRUST
TAX DESIGNATION

Under Section 852(b)(5)(A) of the Internal Revenue Code, the funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 1999.